UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: January 6, 2011
DATE OF EARLIEST EVENT REPORTED: December 7, 2010

000-53725
(Commission file number)

 Blast Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14550 Torrey Chase Blvd, Suite 330
Houston, Texas 77014
(Address of principal executive offices)

(281) 453-2888
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All statements that are included in this Report and the attachments hereto, other than statements of historical fact, are forward-looking statements. Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “may,” “can,” “could,” “should,” “predict,” “aim’” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident” “scheduled” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. We caution you not to place undo reliance on the forward-looking statements, which speak only as of the date of this report. We encourage you to review the “risk factors” disclosed in our periodic filings and other reports with the Commission before making any investment in the Company. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

ITEM 7.01.	REGULATION FD DISCLOSURE.

Blast Energy Services, Inc. (the “Company”, “Blast”, “we” or “us”) has prepared certain information which it is presenting to third parties in connection with a PowerPoint Presentation (the “Presentation”), which information includes certain projected growth information related to the Company’s potential participation in a joint oil and gas well drilling program in California.  These projections include potential funding requirements and projected net cash flows under several potentially successful scenarios. A copy of the Presentation is being furnished as Exhibit 99.1 to this Form 8-K.

Blast does not currently have sufficient available cash to pay the costs associated with the drilling of the initial well and will have to raise additional funding which may not be available on favorable terms, if at all.

The information, disclosure and projections provided in the Presentation have not been audited or reviewed by the Company’s independent auditing firm or independent reserve and reservoir engineers. Such projections were provided for informational purposes only and such information may be materially different from the Company’s unaudited and audited financial information, third party reserve reports, and/or other information as filed in connection with the Company’s future Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. As such, investors are cautioned not to put undue influence on such information.

The information contained in this Item 7.01, including the related information set forth in the Presentation attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.  By including this Item 7.01 disclosure in the filing of this Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1*	PowerPoint Presentation

99.2	Press Release describing Blast’s entry into the Letter of Intent with Solimar Energy LLC. Filed on Form 8-K dated November 2, 2010.

* Filed herewith.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blast Energy Services, Inc.

By:	/s/ Michael L. Peterson
Michael L. Peterson
Interim President and CEO

Date: January 6, 2011